SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 20, 2013
Date of Report
(Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs Street, Las Vegas, NV 89141
(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 448-1543

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Departure of Officer and Director

On August 20, 2013, Crown Equity Holdings Inc. (the “Company”) accepted the resignation of one of its directors and Chief Financial Officer, Lowell Holden who resigned for personal reasons. The Board of Directors has been reduced from four to three, effective immediately.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	August 20, 2013 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS INC.

August 20, 2013	By:	/s/ Kenneth Bosket
Kenneth Bosket, President

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